                                                                   EXHIBIT 10.17

                              SEVENTH AMENDMENT TO
                              FINANCING AGREEMENT


     This SEVENTH AMENDMENT TO FINANCING AGREEMENT (this "AMENDMENT"), dated as of April 30, 2002, is entered into by and between BIG 5 CORP., a Delaware corporation ("BORROWER"), each of the lenders that is a signatory to this Amendment (collectively, the "LENDERS"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as agent for the Lenders (in such capacity, the "AGENT").

                                    RECITALS

A. Borrower, Agent and Lenders previously entered into that certain Financing Agreement dated as of March 8, 1996, as amended (the "FINANCING AGREEMENT"), pursuant to which Lenders provide loans and other financial accommodations to Borrower from time to time.

B. Borrower has requested that Agent and Lenders amend the Financing Agreement to extend the current term of the Financing Agreement and consent to the payment of a dividend to Parent for the purposes set forth herein.

C. Agent and Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth below.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein, shall have the respective meanings set forth in the Financing Agreement.

     2.   Amendments.

          (a) The definition of "Anniversary Date" set forth in Section 1 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

          "ANNIVERSARY DATE shall mean the date occurring one (1) year from the date of March 31, 1998 and the same date in every year thereafter; provided, however, that if the Company gives notice, in accordance with Section 10 of this Financing Agreement, to terminate on an Anniversary Date and such date is not a Business Day, then the Anniversary Date shall be the next succeeding Business Day."

          (b) The definition of "Parent" set forth in Section 1 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

          "PARENT" shall mean Big 5 Sporting Goods Corporation, a Delaware corporation."

     3. Consent. Subject to the terms and conditions herein, including without limitation, the Conditions to Effectiveness set forth in Section 4 hereof, Agent and Lenders hereby consent to Borrower declaring and paying a dividend to Parent in an amount not to exceed $20,000,000 for the purpose of repurchasing certain capital stock of Parent and the Parent Debentures and paying certain fees and expenses all related to and in connection with the consummation of the initial public offering of the capital stock of Parent (the "IPO"); provided that, (a) after giving effect to the payment of such dividend, no Default or Event of Default is existing or has occurred and is continuing and (b) such dividend shall be declared and paid by Borrower only to the extent that any net proceeds from the IPO received by Parent are insufficient to repurchase certain capital stock and the Parent Debentures and pay the fees and expenses related to and in connection with the consummation of the IPO and the amount of such dividend shall not exceed such insufficiency.

     4. Conditions to Effectiveness. The foregoing amendments and consent shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "AMENDMENT EFFECTIVE DATE"):

          (a) Agent shall have received this Amendment, duly executed and delivered by the parties hereto.

          (b) Each of the representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

          (c) Agent shall have received for the pro rate benefit of the Lenders an amendment fee of $20,000 payable by Borrower and fully earned by the Lenders as of the date hereof.

          (d) Agent shall have received the attached acknowledgement, duly executed and delivered by the Parent.

     5. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment and to amend the Financing Agreement in the manner provided in this Amendment, Borrower represents and warrants to Agent and Lenders as of the Amendment Effective Date as follows:

          (a) Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Financing Agreement as amended by this Amendment.

     (b) Authorization of Agreements. The execution and delivery of this Amendment by Borrower and the performance by Borrower of the Financing Agreement, as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by Borrower.

     (c) Representations and Warranties in the Financing Agreement. Borrower confirms that as of the Amendment Effective Date, the representations and warranties contained in Section 6 of the Financing Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Event of Default has occurred and is continuing.

6.   Miscellaneous.

     (a)  Reference to and Effect on the Existing Financing Agreement.

          (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (ii) The execution and delivery of this Amendment and performance of the Financing Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent and any Lender under, the Financing Agreement or any agreement or document executed in connection therewith.

          (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the existing Financing Agreement, and the existing Financing Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     (b) Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 7 of the Financing Agreement.

     (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (d) Counterparts and Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


BIG 5 CORP.

By: /s/ CHARLES P. KIRK
    ------------------------------
Title: Senior Vice President & CFO
       ---------------------------


THE CIT GROUP/BUSINESS CREDIT, INC. (AS AGENT AND LENDER)

By: /s/ [SIGNATURE ILLEGIBLE]
    ------------------------------
Title: Vice President
       ---------------------------


FLEET CAPITAL CORPORATION (AS LENDER)

By: /s/ MATTHEW R. VAN STEENHUYSE
    ------------------------------
Title: Matthew R. Van Steenhuyse
       ---------------------------
       Senior Vice President

PNC BANK, NATIONAL ASSOCIATION (AS LENDER)

By: /s/ MARK TITO
    ------------------------------
Title: Mark Tito
       ---------------------------
       Vice President

BANKAMERICA BUSINESS CREDIT, INC. (AS LENDER)

By: /s/ [SIGNATURE ILLEGIBLE]
    ------------------------------
Title: Sr. Vice President
       ---------------------------


TRANSAMERICA BUSINESS CAPITAL CORPORATION (AS LENDER)
AS SUCCESSOR TO
TRANSAMERICA BUSINESS CREDIT

By: /s/ [SIGNATURE ILLEGIBLE]
    ------------------------------
Title: Vice President
       ---------------------------

The undersigned hereby (a) ratified and reaffirms all of its obligations to the Agent and the Lenders under that certain Guaranty dated March 8, 1996 (the "GUARANTY") by Big 5 Sporting Goods Corporation, a Delaware corporation (formerly known as Big 5 Holdings Corp. and successor by merger to Big 5 Corporation), in favor of the Agent, in connection with its guaranty of all obligations of Big 5 Corp., a Delaware corporation (the "BORROWER") to the Agent and the Lenders, (b) consents to the execution and delivery by the Borrower of that certain Seventh Amendment to Financing Agreement, dated April __, 2002 among the Borrower, the Agent and the Lenders (the "AMENDMENT") and (c) confirms that the Guaranty and all agreements, documents and instruments executed in connection therewith remain in full force and effect. The undersigned agrees that the execution and delivery of this consent and reaffirmation of the Guaranty is not necessary for the continued validity and enforceability of the Guaranty and the agreements, documents and instruments executed in connection therewith, but is executed to induce the Agent and the Lenders to enter into the Amendment.


                                   BIG 5 SPORTING GOODS CORPORATION



                                   By    /s/ CHARLES P. KIRK
                                     ---------------------------------
                                   Name:   Charles P. Kirk
                                        ------------------------------
                                   Title:   Sr. Vice President & CFO
                                         -----------------------------